U.S. SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                   FORM 8-K

                                CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                December 14, 2001
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)



                                 Infinity, Inc.
              ----------------------------------------------------
              Exact Name of Registrant as Specified in its Charter



           Colorado                 0-17204              84-1070066
---------------------------     ---------------    ----------------------
State or Other Jurisdiction     Commission File    IRS Employer Identifi-
     of Incorporation                Number             cation Number



                 211 West 14th Street, Chanute, Kansas 66720
          ----------------------------------------------------------
          Address of Principal Executive Officer, Including Zip Code



                                (316) 431-6200
              --------------------------------------------------
              Registrant's Telephone Number, Including Area Code














ITEM 8.  CHANGE IN FISCAL YEAR.

     On December 14, 2001, the Board of Directors of Infinity, Inc. (the "Company") adopted a new fiscal year for the Company. The new fiscal year will end on December 31. The Company previously had a fiscal year that ended on March 31.

     The Company will file a report on Form 10-KSB for the nine month transition period that will end on December 31, 2001.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  INFINITY, INC.



Dated:  December 19, 2001         By:/s/ Stanton E. Ross
                                     Stanton E. Ross, President























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